Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	16,077.13
Total Transaction Valuation	116,416,606.68
Total Offset Amount	0
Net Fee	$ 16,077.13